                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only [as permitted by Rule
    14a-6(e)(2)]
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                               LIFE SCIENCES, INC.
 ................................................................................
                (Name of Registrant as Specified in its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11:

         (1) Title of each class of securities to which transaction applies:

         .......................................................................
         (2)      Aggregate number of securities to which transaction applies:

         .......................................................................
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         .......................................................................
         (4)      Proposed maximum aggregate value of transaction:

         .......................................................................
         (5)      Total fee paid:

         .......................................................................
[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         .......................................................................
         (2)      Form, Schedule or Registration Statement No.:

         .......................................................................
         (3)      Filing Party:

         .......................................................................
         (4)      Date Filed:

         .......................................................................

                               Life Sciences, Inc.

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                           To be Held on June 6, 2000

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Life Sciences, Inc. (the "Company") will be held at the offices of the Company, 2900 72nd Street North, St. Petersburg, Florida 33710, on Tuesday, June 6, 2000 at 1:00 p.m., local time, for the following purposes as more fully described in the accompanying proxy statement:

         1. To elect three directors the Company to hold office until the next annual election and until their respective successors are elected and qualified;

         2.       To approve the 2000 Employee Stock Option Plan of Life
                  Sciences, Inc.;

         3. To ratify the appointment of Grant Thornton LLP as LSI's independent accountants of the Company for the 2000 fiscal year; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         In accordance with the Bylaws of the Company, the Board of Directors has selected the close of business on May 5, 2000 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                        By Order of the Board of Directors

                                        ALEX A. BURNS

                                        Corporate Secretary

St. Petersburg, Florida
May 24, 2000

YOUR VOTE IS IMPORTANT. THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL ASSURE THAT YOUR VOTE WILL BE COUNTED AND WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING IF YOU CHOOSE TO DO SO.

                               Life Sciences, Inc.
                             2900 72nd Street North
                          St. Petersburg, Florida 33710
                                 (727) 345-9371

                        --------------------------------

                                 PROXY STATEMENT
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                                  June 6, 2000

                        --------------------------------


                                  INTRODUCTION

Solicitation and Voting of Proxies

         This proxy statement and the accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Life Sciences, Inc. ("LSI" or the "Company") for use at the 2000 Annual Meeting of Stockholders of LSI to be held on Tuesday, June 6, 2000 at 1:00 p.m., local time, and any adjournments thereof (the "Annual Meeting" or the "Meeting") for the purposes set forth in the preceding notice of the Meeting. The Meeting will be held at the offices of the Company, 2900 72nd Street North, St. Petersburg, Florida 33710. The approximate date of mailing of this proxy statement and accompanying form of proxy is May 24, 2000.

         The Board of Directors of LSI has selected the close of business on May 5, 2000 as the record date for the Meeting in accordance with LSI's Bylaws. Only those stockholders of record as of the close of business on that date will be entitled to notice of and to vote at the Meeting and any adjournment thereof. On the record date, 4,196,670 shares of common stock, $.10 par value, of LSI ("Common Stock") were outstanding. Stockholders will be entitled to one vote for each share of Common Stock held by them of record at the close of business on the record date on any matter that may properly be presented at the Meeting for consideration and action by stockholders.

         All valid proxies received on a timely basis in response to this solicitation will be voted in accordance with the directions given therein by the stockholder executing the proxy or, if no directions are given, as indicated on the form of proxy. Stockholders may revoke their proxies at any time before they are voted at the Meeting by giving written notice of revocation to the Corporate Secretary of LSI, by delivering to LSI's offices (attention Corporate Secretary) a duly executed proxy bearing a later date, or upon request if the stockholder is present at the Meeting and chooses to vote in person.

         For purposes of determining a quorum for the Annual Meeting, proxies marked as abstaining or as votes withheld, and any shares represented by broker non-votes are counted as present at the meeting. Abstentions, votes withheld and broker non-votes will not be treated as "no" votes in the election of directors, will not be included in the vote and will have no effect on the outcome of the vote. With respect to the approval of the 2000 Employee Stock Option Plan of Life Sciences, Inc., Common Stock represented by abstentions and broker non-votes will effectively be treated as votes against the proposal. In the vote on the ratification of the appointment of Grant Thornton LLP as LSI's independent accountants for the 2000 fiscal year, broker non-votes will have no impact on the result and abstentions will effectively be treated as a vote against the proposal.

Method and Expense of Solicitation

         Proxies may be solicited in person, or by telephone, facsimile transmission, telegram or other means, by directors, officers or regular employees of LSI. These persons will not receive any additional compensation for their services. LSI will request record holders of Common Stock beneficially owned by others to forward proxy materials to and to obtain proxies from the beneficial owners of those shares. Upon request, LSI will reimburse these record holders for reasonable out-of-pocket expenses incurred by them in complying with LSI's request. LSI will also pay the other costs of this proxy solicitation.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

       No person or any "group" [as that term is used in section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")] is known to the Company to own beneficially more than 5% of the outstanding Common Stock as of May 5, 2000, except as described in the following table.

---------------------------------------------------------------------------------------------
             Name and Address           Amount and Nature             Percent of
            Of Beneficial Owner      of Beneficial Ownership            Class
---------------------------------------------------------------------------------------------
Alex A. Burns                               350,100(1)                 7.70%(1)
2900 - 72nd Street North
St. Petersburg, Florida 33710
--------------------------------------------------------------------------------------------
Julius B. Srybnik                         1,950,738(2)(3)             46.48%(2)(3)
140 - 53rd Street
Brooklyn, New York 11232
-------------------------------------------------------------------------------------------
Louis D. Srybnik                          2,011,230(2)(4)             47.92%(2)(4)
140 - 53rd Street
Brooklyn, New York 11232
-------------------------------------------------------------------------------------------
Simon Srybnik                             2,369,323(2)(5)             56.46%(2)(5)
140 - 53rd Street
Brooklyn, New York 11232
-------------------------------------------------------------------------------------------
Kerns Manufacturing Corp.                   656,909(6)                15.65%(6)
3714 - 29th Street
Long Island City, New York 11101
-------------------------------------------------------------------------------------------
Sutton Investing Corp.                      774,453(7)                18.45%(7)
140 - 53rd Street
Brooklyn, New York 11232
---------------------------------------------------------------------------------------------

         (1) Includes 350,000 shares of Common Stock subject to presently exercisable stock options held by Mr. Burns, which shares are considered to be outstanding for purposes of calculating the percentage shown for him.

         (2) Includes an aggregate of 1,784,088 shares beneficially owned, directly or indirectly, by seven corporations (including the two named in the table text) directly or indirectly owned by Julius B., Louis D. and Simon Srybnik, each of whom directly or indirectly owns one-third of the outstanding stock of each of the entities and shares in the voting and/or investment power with respect to the LSI Common Stock owned by such entities. Accordingly, these same 1,784,088 shares are shown in the table as beneficially owned by each of Julius B., Louis D. and Simon Srybnik.

         (3) Includes direct ownership of 166,650 shares, of which 150 shares are held as custodian for his son Jed Srybnik.

         (4) Includes direct ownership of 227,142 shares.

         (5) Includes direct ownership of 585,235 shares.

         (6) Includes 612,465 shares owned directly and an additional 44,444 shares owned by a wholly owned subsidiary, Apex Organization, Inc. All of these shares are also shown in the table as beneficially owned by each of Julius B., Louis D. and Simon Srybnik. See note (2) to this table.

         (7) These shares are also shown in the table as beneficially owned by each of Julius B., Louis D. and Simon Srybnik. See note (2) to this table.

                              ELECTION OF DIRECTORS

       Each of LSI's directors holds office for the term for which elected and until any successor has been elected and qualified, or until resignation, removal from office or death. Three directors of LSI are to be elected at the Annual Meeting to hold office until the next annual election and until their respective successors are elected and qualified. The nominees for election as directors at the Annual Meeting are shown in the following table. Each of these nominees for election has consented to being named as such in this proxy statement and to serve as a director if elected. However, if any nominee becomes unavailable prior to the Annual Meeting, the proxies solicited hereby will be voted for the election of any other person designated by the Board of Directors of LSI.

         Directors will be elected by a plurality of the votes cast in person and by proxy at the Annual Meeting. That is, the nominees receiving the three highest number of votes for election will be elected since three directors are to be elected at the Meeting. The Board of Directors recommends a VOTE FOR the election of each of the nominees.

         Each of the directors and executive officers of the Company is shown in the following table, as are all persons presently nominated to become a director or an executive officer of the Company. The following table also sets forth certain additional information regarding those persons, including their respective beneficial ownership of Common Stock, and the beneficial Common Stock ownership of all directors and executive officers of LSI as a group. Beneficial ownership of Common Stock is set forth as of May 5, 2000.

--------------------------------------------------------------------------------------------------------------------
 Name and Age                   Position(s) with                    Period                Beneficial
      or                            LSI and                       Served as   Current    Common Stock    Percent
 Identity of                  Principal Occupation                Director      Term      Ownership         of
   Group (1)                  During Last 5 Years                             Expires                     Class
--------------------------------------------------------------------------------------------------------------------
Simon Srybnik  Director, Chairman, Chief Executive Officer,          1963       2000    2,369,323(2)     56.46%(2)
  83           President and Treasurer; nominee for re-election     until      Annual
               as a director; a New York based industrialist         2000     Meeting
               active in a number of closely held businesses,
               including Kerns Manufacturing Corp. and S&S
               Machinery Corp., whose activities include
               precision manufacturing and merchandising of
               industrial equipment
--------------------------------------------------------------------------------------------------------------------
Norman         Nominee for election as a director; for more than     N/A        N/A          -0-           -0-
J. Marcus      the past five years, a psychiatrist and Chief of
M.D.           Pain Service and Director of New York Pain
  59           Treatment Program, Lenox Hill Hospital
               (1983-1998) and Clinical Associate Professor in
               Anesthesiology and Psychiatry, NYU School of
               Medicine (1999-present)
--------------------------------------------------------------------------------------------------------------------
Alex A. Burns  Vice President and Secretary; nominee for             N/A        N/A       350,100(3)      7.70% (3)
  59           election as a director; employed by the Company
               since 1984, and its General Manager for more than
               the past five years
--------------------------------------------------------------------------------------------------------------------
All directors, executive                                                                2,719,423(4)     59.81%(4)
officers and nominees
as a group (3 persons)
--------------------------------------------------------------------------------------------------------------------

         (1) Steven Victor, M.D., a director of LSI since 1993, resigned as a director on April 20, 2000. Dr. Victor did not beneficially own any Common Stock.

         (2) See notes (2) and (5) to the table presented above under the caption "Security Ownership of Certain Beneficial Owners".

         (3) Includes 350,000 shares of Common Stock subject to presently exercisable stock options held by Mr. Burns, which shares are considered to be outstanding for purposes of calculating the percentage shown for him and at note
(4) to this table.

         (4) See the other notes to this table.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act and applicable regulations require all officers, directors and persons who beneficially own more than 10% of the Common Stock (collectively, the "Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, and to furnish copies to the Company. Specific due dates for these reports have been established by statute and the Commission. LSI is required to report herein specified information regarding failures to file such reports on a timely basis during the most recent fiscal year or prior fiscal years. Based on its review of available records, the Company believes that all Section 16(a) filing requirements applicable to the Reporting Persons have been complied with during LSI's past nine fiscal years, except as shown in the following table.

-----------------------------------------------------------------------------------------------
                      Name of Reporting
                    Person and Position(s)                 No. of             No. of
                           with LSI                     Late Reports       Transactions
-----------------------------------------------------------------------------------------------
Alex A. Burns; executive officer and                         5                   3
nominee for election as a director
-----------------------------------------------------------------------------------------------
Kerns Manufacturing Corp.; more than                         4                   2
10% beneficial owner
-----------------------------------------------------------------------------------------------
Charles M. Kleim; officer                                    4                   2
-----------------------------------------------------------------------------------------------
Julius B. Srybnik; more than 10%                             8                   7
beneficial owner
-----------------------------------------------------------------------------------------------
Louis D. Srybnik; more than 10%                              16                 11
beneficial owner
-----------------------------------------------------------------------------------------------
Simon Srybnik; executive officer, director                   14                 12
and nominee for re-election as a director,
and more than 10% beneficial owner
-----------------------------------------------------------------------------------------------
Sutton Investing Corp.; more than                            2                   1
10% beneficial owner
-----------------------------------------------------------------------------------------------
Steven Victor; former director (1)                           2                   1
-----------------------------------------------------------------------------------------------

         (1) No reports filed. Dr. Victor resigned as a director on April 20, 2000.

Board Meetings, Committees and Remuneration

         Board Meetings and Committees. LSI's Board of Directors did not hold any meetings during 1999, but did take action by unanimous written consent on three occasions. The Board of Directors does not have a standing audit, nominating or compensation committee.

         Compensation of Directors. Directors are not compensated for their service on the Board of Directors. Expenses for attendance at meetings of the Board are either paid directly by the Company or reimbursed to directors.

Executive Compensation

         Summary Compensation Table. The following table sets forth certain information with respect to compensation awarded, earned or paid during the three fiscal years ended May 31, 1999 to Simon Srybnik and Alex A. Burns, the Company's only two executive officers, for their service in all capacities to LSI and its subsidiary.

                           Summary Compensation Table

                                                                        Long Term
                                                                       Compensation
                                               Annual Compensation        Awards
--------------------------------------------------------------------------------------------------
                                                            Other       Securities
                                     Fiscal                Annual       Underlying     All Other
    Name and Principal Positions      Year    Salary    Compensation     Options      Compensation
--------------------------------------------------------------------------------------------------
Simon Srybnik, Chairman of the        1999      -0-          -0-           -0-            -0- (1)
Board, Chief Executive Officer and    1998      -0-          -0-           -0-            -0-
President                             1997      -0-          -0-           -0-            -0-
--------------------------------------------------------------------------------------------------
Alex A. Burns                         1999    $35,000        -0-(2)    350,000 (3)        -0-
Vice President and General Manager    1998    $35,000        -0-           -0-            -0-
                                      1997    $35,000        -0-           -0-            -0-
--------------------------------------------------------------------------------------------------

         (1) Expenses in connection with Mr. Srybnik's performance of his duties for LSI are either paid directly by the Company or reimbursed to him.

         (2) The Company makes a leased automobile available for use by Mr. Burns. The dollar value of any personal use of the automobile is excluded from the table because the amount thereof, if any, is less than 10% of his annual salary.

         (3) Represents two options granted to Mr. Burns in 1999. See the text and table following the caption "Option Grants in Last Fiscal Year" below.

         Options Grants in Last Fiscal Year. The follow table sets forth certain information with respect to the grant of stock options during fiscal 1999 to Alex A. Burns. Mr. Burns is the only individual named in the summary compensation table that received any stock option grants during 1999. These options were granted with an option exercise price of not less than 100% of the fair market value of the underlying Common Stock on the date of the grant.

                                                   Individual Grants
-------------------------------------------------------------------------------------------------
                                                  Percentage
                                               of Total Options
                     Number of Securities    Granted to Employees
                      Underlying Options              in            Exercise or Base  Expiration
           Name             Granted              Fiscal Year          Price /Share       Date
-------------------------------------------------------------------------------------------------
Alex A. Burns             350,000 (1)               72.92%               $0.405      05/26/09
-------------------------------------------------------------------------------------------------

         (1) Represents two options, one of which for 150,000 shares was granted under the Company's 1990 Employee Stock Option Plan. The other option was granted as a "non-statutory" stock option outside of the terms of that plan.

         Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values. The following table sets forth certain information with respect to all options held by Alex A. Burns at May 31, 1999. Mr. Simon Srybnik, the only other executive officer of the Company, does not hold any options granted by LSI.

----------------------------------------------------------------------------------------------------------
                                                                 Number of Securities       Value of
                                                                      Underlying          Unexercised
                                                                  Unexercised Options     In-the-Money
                                                                       at FY-End       Options at FY-End

                         Shares Acquired                             Exercisable/         Exercisable/
            Name           on Exercise         Value Realized        Unexercisable       Unexercisable
----------------------------------------------------------------------------------------------------------
Alex A. Burns             - - - (1)               - - - (1)          350,000 (2)/           N/A (3)/
                                                                         - 0 -                N/A
----------------------------------------------------------------------------------------------------------

         (1) Mr. Burns did not exercise any options during fiscal 1999.

         (2) Options covering these shares were granted to Mr. Burns in fiscal 1999.

         (3) No amount is shown because the option exercise price of $0.405 with respect to these options exceeds the reported quotation price of $0.25 per share in the over-the-counter market at fiscal 1999 year-end.

Transactions With Certain Related Persons

        During a period of more than five years preceding June 1, 1998, which date was the beginning of the Company's 1999 fiscal year, various business entities owned directly or indirectly in equal shares by Simon Srybnik and his two brothers, Louis D. and Julius B. Srybnik, and Simon Srybnik and Louis D. Srybnik individually, provided various loans in amounts that were required, when combined with the limited revenues of LSI during the period, to allow LSI to continue in business and to carry out only those activities absolutely essential to its survival. Simon Srybnik is a director of the Company, a nominee for re-election as a director of the Company, and is the Company's Chairman, Chief Executive Officer and President. He and his two brother may be considered to be the "parents" of LSI within the meaning of the Exchange Act by virtue of their direct and indirect beneficial ownership of LSI Common Stock. See the tabular information and related notes presented above under the caption "Security Ownership of Certain Beneficial Owners".

         While there may have been some upward and downward fluctuations in the total amounts due to these affiliated parties during the period, from May 31, 1993 to May 31, 1998 the aggregate amount of the indebtedness to these related parties, including interest and other charges, increased from approximately $707,000 to approximately $2,425,000. The rates of interest on these loans during this period was typically between 10.5% and 11.5%, and was 10.5% during fiscal 1998. No interest accrued on this debt subsequent to May 31, 1998. During fiscal 1998, the aggregate amount of this related party indebtedness increased by approximately $186,648 to reach the total of approximately $2,425,000 at May 31, 1998. In the fiscal year ended May 31, 1999, the principal of this indebtedness increased by $103,165 (net). All of this indebtedness was eliminated through restructuring transactions between the Company and these related parties in fiscal 1999.

         Approximately $905,000 of the total of this indebtedness was eliminated through the conversion in April and May 1999 of a total of $568,829 of principal into 1,399,927 shares of the Company's Common Stock and the forgiveness by the creditors of the balance. Louis D. Srybnik agreed in April 1999 to accept 57,142 shares of Common Stock at $0.4375 per share in payment and discharge of the $25,000.00 principal amount of a debt due to him in connection with his earlier loan to the Company. In May 1999 Simon Srybnik and certain of the business entities controlled by him and his two brothers (Kerns Manufacturing Corp., Industrial Renting Corp., Continental Salvage Corp., Sutton Investing Corp., S&S Machinery Corp., and Apex Organization, Inc.) agreed to accept an aggregate of 1,342,785 shares of Common Stock at $0.405 per share in payment and discharge of the $543,829.39 aggregate principal amount of indebtedness represented by various separate loans made by them to LSI over the prior years. Interest and other charges due on these debts were forgiven in these stock issuance transactions. The prices at which the shares were issued in these transactions were each equal to the approximate mean between the last available reported bid and ask prices of the Common Stock in the over-the-counter market prior to the respective dates of the transactions. Kerns Manufacturing Corp. was a more than 10% beneficial owner of the Common Stock prior to the May 1999 transaction and increased its ownership through it, and Sutton Investing Corp. became a more than 10% beneficial owner of the Common Stock through that transaction.

         Also in May 1999, the Company sold an outlying parcel of its land to an unaffiliated neighboring business for $200,000 cash. In a separate transaction on the same day with a related business entity, the Company sold all of its remaining real estate and entered into a lease for the laboratory and office facilities it historically owned and occupied. The latter sale transaction satisfied $859,075 of the principal amount of a mortgage on the property and, via forgiveness of interest and other amounts, extinguished an additional approximately $764,000 of real estate related indebtedness. The Company's aggregate historical cost from the 1960's of all of the land and building improvements was less than $500,000. The aggregate of the sales prices in these two real estate sale transactions was slightly greater than an appraisal secured about a year earlier of the entire property. The mortgage satisfaction real estate transaction and the lease transaction were effected with 186-194 Imlay Street Realty Corp. ("Imlay Street Realty"), one of the business entities equally owned by Simon, Louis D. and Julius B. Srybnik.

         Imlay Street Realty leases the laboratory and office facilities of the Company to the Company under a five year lease expiring in 2004. The lease of the approximately 24,000 facility in St. Petersburg, Florida provides for an annual rental for the initial two years of $90,000. The rent is subject to adjustment each two years thereafter to reflect current market rental rates, but not less than the initial rate.

                          APPROVAL OF STOCK OPTION PLAN

         General. On May 5, 2000, the Board of Directors adopted the 2000 Employee Stock Option Plan of Life Sciences, Inc. (the "Plan" or the "Stock Option Plan" or the "2000 Plan") in the belief that stock options provide key full-time employees of LSI, or of any subsidiary or parent corporations (together, "Affiliates", whether now existing or subsequently established), with additional incentives to promote the success of the Company, assist in attracting and retaining personnel with training, experience and ability, and more closely associate the interests of those persons with those of the stockholders of LSI. The 1990 Employee Stock Option Plan approved by stockholders at the 1991 Annual Meeting expires in December 2000, and only 230,000 of the 500,000 shares of Common Stock subject to that plan are currently available for future grants.

         The 2000 Plan will only remain in effect if stockholders approve the Plan at the Annual Meeting. The Plan is being submitted to stockholders to satisfy that contingency and, assuming stockholder approval, in order that incentive stock options granted under the Plan ("Incentive Options") may qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and in order that compensation considered as received in connection with the Plan will be treated as performance-based compensation for purposes of being excluded from the limitation on deductibility of compensation under Section 162(m) of the Code, assuming the other conditions of that section of the Code are met.

         Because of their respective positions with LSI, each of the Company's executive officers, directors and nominees for election as directors who may come within the definition of "Employees" set forth below may be considered as interested persons within the meaning of regulations under the Exchange Act with respect to the approval of the 2000 Plan by stockholders.

         The Board of Directors recommends a VOTE FOR approval of the Stock Option Plan. The affirmative vote of a majority of the total votes entitled to be cast at the Annual Meeting is required to approve the 2000 Plan.

         Summary of Plan. The following summary of certain features of the Plan is qualified in its entirety by the terms of the Plan, the text of which is attached as Exhibit A to this proxy statement.

         The Stock Option Plan is to be administered by a committee of LSI's Board of Directors consisting of either all of the members of the Board of Directors, or a sub-committee of the Board of Directors consisting solely of two or more qualified members (the "Committee"). Within the limits imposed by the 2000 Plan, the Committee has the authority to administer the Plan, to grant options thereunder, and to determine the terms and conditions of the options. No options have been granted under the 2000 Plan at the date of this proxy statement, and any granted prior to the Annual Meeting may not be exercised until stockholders approve the Plan and would be cancelled if stockholder approval is not secured.

         All key full-time employees of the Company and its Affiliates ("Employees") are eligible to participate in the 2000 Plan. Full-time employees for purposes of the 2000 Plan are those who perform, or may be expected to perform, at least 1,000 hours of service during a calendar year for the Company or an Affiliate. LSI has approximately 20 full-time employees at the present time. Future benefits under the Plan, including the number of Employees who are likely to participate in the Plan and the number and extent of options likely to be granted to any Employee or to all Employees as a group, are not currently determinable since eligibility for option grants and the number of shares of Common Stock to be the subject of any grant are to be determined in the future by the Committee. Of the 480,000 shares covered by options granted in May 1999 (the only options granted in more than three years), 350,000 shares are subject to an option awarded to an executive officer as detailed in the text and table following the caption "Option Grants in Last Fiscal Year" above, and the other 130,000 are subject to options in favor of five other individuals who are not executive officers of the Company.

        Under the 2000 Plan, no one participant in the Plan ("Optionee") may be granted during any year options under the 2000 Plan to purchase more than 200,000 shares of Common Stock (subject to adjustment). In addition, the aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which options are exercisable for the first time by an Employee during any calendar year (under all stock option plans of the Company, any Affiliate and any predecessor corporation of either the Company or any Affiliates) may not exceed $100,000, or such larger amount as may be specified in or pursuant to Section 422 of the Code. The option exercise price of all options granted under the Stock Option Plan is required to be not less than the fair market value of the Common Stock on the date the option is granted. On May 12, 2000, the reported closing price of the Common Stock in the over-the-counter market was $1.50 per share.

         An aggregate of 600,000 shares of the Company's authorized but unissued $.10 par value Common Stock is reserved for issuance under the Plan. The number of shares reserved for issuance under the 2000 Plan and subject to outstanding options is subject to modification or adjustment to reflect changes in LSI's capitalization as, for example, in the case of a reorganization, merger, stock dividend or stock split. If an option granted under the Plan should expire or terminate without being exercised in full, the shares covered by the unexercised portion of the option will again be available for the grant of options under the Stock Option Plan.

         The granting of an option does not confer on the Optionee any right to remain in the Company's employment. No Optionee has any voting rights or other stockholder rights with respect to the shares covered by an option until those shares have been sold to him or her upon exercise of the option. The Plan provides solely for the award of Incentive Options. Incentive Options are contemplated by Section 422 of the Code and afford more favorable tax treatment to the Optionee than is available for options that do not meet the requirements of that section. The Plan does not limit in any way the power of the Company to adopt other compensation arrangements, including the grant of stock options outside of the terms of the 2000 Plan.

         The general parameters applicable to options under the Plan are described below.

                  (1) Options may only be granted to key full-time employees of the Company and its Affiliates, and one or more options may be granted to an Optionee.

                  (2) Options are exercisable during the period specified in the relevant option agreement, but not later than 10 years from the date of grant (not later than five years if the Optionee directly or indirectly owns more than 10% of the total combined voting power of all classes of stock of the Company and its Affiliates).

                  (3) The minimum number of shares subject to exercise at any one time is 100 shares, unless the number to be purchased is the total number remaining available, and the full exercise price for all shares purchased upon exercise of options is required to be paid in cash, shares of Common Stock, or a combination of cash and Common Stock, at the time of exercise. The Company is authorized to make a loan to facilitate the exercise of an option by an Optionee.

                  (4) To the extent designated in the relevant option agreement, options granted to Employees may be exercisable in installments, and to the extent not exercised, may accumulate.

                  (5) Unless otherwise specified in the relevant option agreement, no option is exercisable within one year from the date of grant.

                  (6) Notwithstanding other provisions of the 2000 Plan, in the event of a change in control or threatened change in control of LSI, all outstanding options granted under the Plan become immediately exercisable unless the change in control or threatened change in control is approved in advance by not less than a two-thirds vote of the directors then in office. In addition, options may be exercised in full within one year from the death or disability of an Optionee while in the Company's and an Affiliate's employment, but no later than the date the option would otherwise expire. Further, upon termination of employment for any reason other than death or disability, options held by an Optionee are immediately terminated to the extent not then exercisable, unless the termination of employment or service is upon retirement in accordance with the Company's normal retirement policies as determined by the Committee, or if the employment or service of the Optionee is voluntarily or involuntarily terminated within six months after a change in control of the Company. In those events, the Optionee may exercise his or her options for three months after the date of termination (in full if normal retirement or in the event of a change in control, otherwise only to the extent exercisable at the date of termination), but not later than the date the option would otherwise expire. "Control" for these purposes refers to the acquisition of 25% or more of the voting securities of LSI by any person, or by any persons acting as a group within the meaning of the Exchange Act.

                  (7) The Plan also provides for the early exercise of outstanding options in the event of a dissolution, liquidation or sale of substantially all of the property of LSI, and in the event of a reorganization, merger or consolidation involving LSI and another entity.

                  (8) Options are not transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee.

                  (9) The exercise price may not be less than the fair market value of the related shares on the date of grant (not less than 110% of the fair market value on the date of grant, if the Optionee directly or indirectly owns more than 10% of the total combined voting power of all classes of stock of the Company and its Affiliates).

         Unless sooner terminated, the Plan will expire on May 4, 2010. No options may be granted under the 2000 Plan after that date. The Stock Option Plan may at any time or from time to time be terminated, suspended or amended by the Company's Board of Directors. In addition, the Committee is authorized to amend the 2000 Plan and outstanding options to reflect changes in capitalization (e.g., in the event of stock dividends or stock splits). Other than changes incident to a recapitalization, no amendment of the Plan may be made without the approval of the Company's stockholders if the amendment would materially (1) increase the benefits accruing to participants under the Plan, (2) increase the number of securities that may be issued under the Plan, or (3) modify the requirements for eligibility for participation in the Plan. No termination, modification or amendment of the Plan may, without the consent of the Optionee to whom the option has been granted, adversely affect the rights of the Optionee.

         Federal Tax Consequences. The following statements are intended to summarize the general principles of current federal income tax law applicable to Incentive Options that may be granted under the Plan. The statements are not intended to be a complete explanation of all possible federal income tax consequences or of any state and local tax consequences, or as tax advice to any Optionee or other person. Further, the following statements do not address the applicable reporting requirements under the Code (e.g., that the Company provide a statement to the person receiving shares of Common Stock upon the exercise of an Incentive Option).

         No gain, loss, income or deduction will be recognized by LSI or its Affiliate employing any Optionee or the Optionee at the time an Incentive Option is granted under the Plan. If an Optionee does not dispose of the Common Stock acquired upon exercise of the option prior to the expiration of one year after the date of transfer of the shares to the Optionee or two years after the date the option was granted, whichever occurs later, (1) the Optionee will not recognize any income at the time the option is exercised, (2) the difference between the exercise price and the fair market value of the shares at the time of exercise will be an item of tax preference to the Optionee, subject to the alternative minimum tax, and (3) the difference between the exercise price and the amount realized upon the sale of the shares by the Optionee will be treated as long-term capital gain or loss. LSI will not be entitled to a deduction upon exercise of an Incentive Option. The use of shares previously acquired through exercise of an incentive stock option under the Code in satisfaction of some or the entire price paid on exercise of another option is a disposition of the previously acquired shares for purposes of the holding periods referred to above. Except in limited circumstances, if the Optionee fails to satisfy these holding period requirements, the Optionee will realize ordinary income at the time of disposition of the Common Stock to the extent of the lesser of the realized gain or the difference between the fair market value of the shares at the time the option was exercised and the exercise price, and the Company or its Affiliate employing the Optionee will be entitled to a corresponding deduction.

         With certain exceptions, Section 162(m) of the Code limits the deductibility by the Company of compensation paid to executive officers of the Company. Compensation paid to such an individual in excess of $1,000,000 will not be subject to the deduction limit, however, if it meets the test for "performance-based compensation" under the Code. Stockholder approval of the Plan, including the 200,000-share limit (subject to adjustment) on the number of shares that may be the subject of the grant of options to a participant in the Plan during any year, is an important element of this test. Another important element of this test in the context of the Plan is the requirement that awards of options be made by a committee composed of at least two "outside directors" (within the meaning of the Code). As the Company does not have two directors meeting the Code's definition for outside directors, the committee requirements of the Code are not met, and compensation considered as received in connection with the Plan would not be treated as performance-based compensation for purposes of being excluded from the limitation on deductibility of compensation under Section 162(m) of the Code. Notwithstanding that circumstance, the Company does not anticipate encountering any difficulty with the deduction limit on compensation.

         Accelerated vesting or exercise of options in connection with a change in control of LSI might, under certain circumstances, be considered an "excess parachute payment" for purposes of the "golden parachute payment provisions of
Section 280G of the Code. In those circumstances, any Optionee to whom the section was applicable would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied any tax deduction that might otherwise be allowed for such payment.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has appointed the firm of Grant Thornton LLP to serve as LSI's independent certified public accountants for the year ending December 31, 2000, subject to ratification of this appointment by the stockholders of LSI. A representative of Grant Thornton LLP is expected to be present at the Meeting and available to respond to appropriate questions. The representative will have the opportunity to make a statement if the representative desires to do so.

        Ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Meeting. If stockholders do not ratify the appointment by the Board of Directors of Grant Thornton LLP, the Board of Directors will reconsider the appointment. The Board of Directors recommends a VOTE FOR ratification of this appointment.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any stockholder proposal intended to be presented at the next annual meeting of stockholders of the Company must be received at LSI's principal executive offices not later than January 24, 2001 in order to be eligible to be considered for inclusion in LSI's proxy material for that meeting.

         In addition, the proxy solicited by the Board of Directors for the next annual meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless notice of such proposal is received by the Company at its principal executive offices not later than April 9, 2001.

                                  OTHER MATTERS

        The Board of Directors does not know as of the date of this proxy statement of any business to be presented for action at the Annual Meeting that is not described in this proxy statement. If any other business is properly presented before the Annual Meeting and may properly be voted upon, the proxies solicited hereby will be voted on those matters in accordance with the best judgment of the proxyholders.

                                    By Order of the Board of Directors

                                    ALEX A. BURNS

                                    Corporate Secretary

May 24, 2000

                        --------------------------------

         THE COMPANY'S FORM 10-KSB/A FOR THE FISCAL YEAR ENDED MAY 31, 1999, INCLUDING THE FINANCIAL STATEMENTS FOR THE TWO YEARS THEN ENDED BUT EXCLUDING THE OTHER EXHIBITS, AND A SEPARATE LETTER TO STOCKHOLDERS FROM LSI'S PRESIDENT AND CHAIRMAN OF THE BOARD ARE BEING FURNISHED TO STOCKHOLDERS WITH THIS PROXY STATEMENT IN SATISFACTION OF THE REQUIREMENT FOR AN ANNUAL REPORT. THAT INFORMATION IS NOT PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.

                        --------------------------------

                                                                       EXHIBIT A


                         2000 EMPLOYEE STOCK OPTION PLAN
                                       OF
                               Life Sciences, Inc.

        (1) PURPOSES. The purposes of the 2000 Employee Stock Option Plan of Life Sciences, Inc. (as it may be amended from time to time, the "Plan") are to provide key employees of Life Sciences, Inc., a Delaware corporation (the "Company"), and its Affiliates (as defined below) with additional incentives to promote the success of the Company, to assist the Company and its Affiliates in attracting and retaining personnel with training, experience and/or ability, and to more closely associate the interests of such personnel with those of the Company's stockholders.

        (2) EFFECTIVE DATE. The Board of Directors (as defined below) adopted this Plan on May 5, 2000. The legal characterization and tax incidents of any Incentive Option (as defined below) granted under this Plan is conditioned upon the receipt, on or prior to May 4, 2001, of the approval of this Plan by the affirmative vote of a majority of the Company's outstanding voting securities entitled to vote. If that approval is not obtained within that time, Options (as defined below) shall not thereafter be granted under the Plan, and any Option granted prior to that date shall be cancelled not later than May 5, 2001 pursuant to a provisions that shall be contained in each Option Agreement (as defined below) with respect to such an Option. Options may be granted prior to the receipt of the specified affirmative vote, but may not be exercised in the absence thereof.

         (3) DEFINITIONS. The following terms shall have the meanings indicated when used in this Plan, unless the context clearly indicates otherwise:

             (a) "Affiliates" shall mean any Parent (as defined below) and any Subsidiaries (as defined below) of the Company.

             (b) "Board of Directors" shall mean the Board of Directors of the Company.

             (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

             (d) "Committee" shall mean the stock option plan committee established pursuant to Section (4) to administer the Plan.

             (e) "Common Stock" shall mean the Company's authorized but unissued common stock, par value $.10 per share.

             (f) "Employee" shall mean an individual employed by the Company or an Affiliate.

             (g) "Fair Market Value" shall mean that amount which is:

                 (1) Not less than the average of the bid and asked prices [or not less than the closing price, if the Common Stock is within the National Market System ("NMS") list of securities or such closing price is otherwise available] of the Common Stock on the NASDAQ System (as defined below) on the date the Option is granted, or the last date preceding such date for which bid and asked quotations were made (or a sale was made if the Common Stock is within the NMS list of securities or closing price information is otherwise available), if the Common Stock is admitted to quotation on such system on the date the Option is granted;

                 (2) Not less than the closing price for the Common Stock on a national securities exchange or exchanges on the date the Option is granted, or on the principal such exchange on such date, or on the last date preceding such date on which a sale was reported, if the Common Stock is admitted to trading on such an exchange or exchanges on the date the Option is granted (whether or not the Common Stock shall at that time also be admitted to quotation on the NASDAQ System); or

                 (3) If not admitted to quotation on the NASDAQ System or listed on a national securities exchange, not less than the amount determined in good faith by the Committee, on the basis of such factors as it deems appropriate and as are consistent with the Code, on the date the Option is granted.

Bid, asked and closing price information shall be determined by the Committee from the National Quotation Bureau, LLC, the Wall Street Journal, or other authoritative source selected by the Committee.

             (h) "Full-Time Employee" shall mean an Employee who customarily performs, or may be expected to perform, at least 1,000 hours of service during a calendar year for the Company or an Affiliate.

             (i) "Incentive Option" shall mean an incentive stock option as defined in Section 422(b) of the Code and granted under this Plan.

             (j) "NASDAQ System" shall mean the National Association of Securities Dealers Automated Quotation System or other comparable system.

             (k) "Option" shall mean an Incentive Option.

             (l) "Option Agreement" shall mean the written agreement executed and delivered by the Company and an Optionee evidencing the grant of an Option to the Optionee.

             (m) "Optionee" shall mean the person to whom an Option is granted.

             (n) "Parent" shall mean a corporation that owns at the relevant time stock of the Company possessing 50% or more of the total combined voting power of all classes of stock of the Company.

             (o) "Qualifying Committee Member" shall mean a member of the Board of Directors who meets the definition of "Non-Employee Director" in Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934 ("Exchange Act") and/or the definition of "outside director" adopted in implementation of Section 162(m) of the Code (generally, one who was never an officer of the Company or any Affiliate, not an employee or a former employee still receiving certain compensation from any of them, or one who directly or indirectly receives compensation for any goods or services, other than service as a director, from the Company or any Affiliate).

             (p) "Subsidiary" shall mean a corporation in which the Company owns at the relevant time stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation.

         (4) ADMINISTRATION.

             (a) Establishment of Committee. The Plan shall be administered by a Committee that shall consist of either all of the members of the Board of Directors, or a sub-committee of the Board of Directors consisting solely of two or more (but not less than two) Qualifying Committee Members (the "Committee"). Unless the Board of Directors by resolution otherwise directs, the full Board of Directors shall be the Committee. A majority vote of the members of the full Committee shall be required for all its actions. In addition, any action, decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

             (b) Power of Committee. The Committee shall have the power, subject to and within the limits of the express provisions of the Plan:

                 (1) To determine the time or times at which Options shall be granted, and to select those eligible persons to whom Options shall be granted;

                 (2) To determine the purchase price of shares to be subject to an Option and the method of the payment of such purchase price, including whether the payment thereof may be made with Common Stock;

                 (3) To determine the number of shares to be subject to an Option; provided, however:

        (i) no Optionee shall be granted during any calendar year Options under the Plan to purchase more than 200,000 shares of Common Stock [subject to adjustment as provided in Section 10(a)], and

        (ii) the aggregate Fair Market Value (determined at the time the grant is made) of the Common Stock with respect to which Incentive Options granted under this Plan are exercisable for the first time by an eligible person during any calendar year (under all stock option plans of the Company, any Affiliate and any predecessor corporation of either the Company or any Affiliates) shall not exceed $100,000, or such larger dollar amount as may hereafter be specified in or pursuant to Section 422 of the Code;

                 (4) To determine the time or times at which an Option may be exercised and whether in whole or in installments;

                 (5) To prescribe the other terms and provisions (which need not be identical) of each Option, in addition to those contemplated by the specific terms of the Plan;

                 (6) To modify or amend any Option with the consent of the holder thereof, and to accelerate any exercise date of any Option;

                 (7) To construe and interpret the Plan, Options and Option Agreements and to establish, amend and rescind rules and regulations relating to administration of the Plan. The Committee, in the exercise of this power, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Option Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. In exercising this power, the Committee may retain counsel at the expense of the Company. All decisions and determinations by the Committee in exercising this power in accordance with the Plan shall be final and binding upon the Company and the Optionees.

                 (8) To determine the duration and purposes of leaves of absence that may be granted to an Optionee without constituting a termination of the Optionee's employment for purposes of the Plan; and

                 (9) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company and its stockholders with respect to the Plan.

             (c) Limitations on Authority. Notwithstanding anything herein to the contrary, the Committee shall not:

                 (1) Grant an Option with a per share exercise price of less than the par value per share of the Common Stock subject to the Option; or

                 (2) Take any action as the Committee to amend, terminate or suspend the Plan, these actions being reserved to the Board of Directors by Sections (12) and (13).

         (5) TYPE OF OPTIONS. The Options granted under this Plan shall only be Incentive Options.

         (6) STOCK SUBJECT TO OPTIONS.

             (a) Description of Stock. The stock subject to Options shall be shares of Common Stock.

             (b) Number of Shares Available. The number of shares available for the grant of Options shall be an aggregate of 600,000 shares of Common Stock; provided, however, the following shall apply:

                 (1) Whenever any outstanding Option expires or is canceled or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of that Option shall again be subject to the grant of Options;

                 (2) No shares of Common Stock delivered to the Company in full or partial payment of an option exercise price shall become available for the grant of other Options under this Plan; and

                 (3) The number of shares specified in this section shall be subject to adjustment under Section (10).

        (7) ELIGIBILITY. Subject to the other provisions of this Plan, the Committee may from time to time grant Options to one or more Full-Time Employees. An Optionee may receive and hold more than one Option.

        (8) TERMS OF OPTION AGREEMENTS. Each Option Agreement shall contain such terms and provisions consistent with this Plan as the Committee shall in its sole discretion determine. Option Agreements need not be identical, but each Option Agreement shall by appropriate language include the substance of all of the provisions described in this section.

             (a) Designation of Type of Option. Each Option Agreement shall designate the type of Option granted thereby as an Incentive Option.

             (b) Duration of Option. Each Option Agreement shall specify the expiration date of the Option granted thereby, which date shall be no later than 10 years from the date the Option was granted; provided, however, if an Optionee, at the time an Incentive Option is granted to him, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates [or, under Section 424(d) of the Code, is deemed to own stock possessing more than 10% of the total combined voting power of all such classes of stock by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Optionee, or by or for any corporation, partnership, estate or trust of which such Optionee is a stockholder, partner or beneficiary], the Incentive Option granted to such Optionee shall not be exercisable after the expiration of five years from the date of grant or such earlier termination as provided in this Plan or as provided in any particular Option Agreement.

             (c) Minimum Exercise Requirement. Each Option Agreement shall specify that the minimum number of shares of Common Stock with respect to which an Option may be exercised at any one time shall be 100 shares, unless the number of shares to be purchased is the total number available at such time for purchase under the Option. No Option may be exercised for a fraction of a share of Common Stock.

             (d) Installment Exercise. Each Option Agreement shall specify whether or not, and to what extent, Options granted thereby shall be exercisable in installments, the amount of each installment (which need not be equal) and the time or times of exercise. Each Option Agreement shall also specify whether or not, and to what extent, such installments that are not exercised shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable; provided, however, any such unexercised installments shall expire not later than the date the Option expires.

             (e) General Exercise Restriction. Each Option Agreement shall specify that, unless otherwise designated therein, no Option shall be exercisable within one year from the date on which the Option was granted except in the event of a change in control, or threatened change in control, of the Company or any Parent, in which event all Options granted prior to such change in control or threatened change of control shall become immediately exercisable; provided, however, Section (8)(h) shall continue to apply. As used herein, (1) the term "control" shall refer to the acquisition of 25% or more of the outstanding voting securities of the Company, or of any Parent, from any person or persons other than the Company or any Affiliate by any person or persons acting as a group within the meaning of Section 13(d) of the Exchange Act, and (2) the phrase "threatened change" as used in the phrase "threatened change in control" shall refer to an offer to acquire 25% or more of the voting securities of the Company, or of any Parent, from any person or persons other than the Company or any Affiliate by any person or persons acting as a group within the meaning of Section 13(d) of the Exchange Act; provided, however, that for purposes of the Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of or offer to acquire 25% or more of the outstanding voting securities of the Company or any Parent, the Board of Directors shall have adopted, by not less than a two-thirds vote of the directors then in office, a resolution specifically approving such acquisition or offer. Without limiting the generality of the foregoing, a public offering or private placement of its securities by the Company is not a change in control or threatened change in control event. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organizations or any other form of entity not specifically listed herein.

             (f) Exercise Price. Each Option Agreement shall specify that the exercise price per share of Common Stock under each Option shall be not less than the Fair Market Value of the Common Stock on the date the Option is granted; provided, however, if an Optionee, at the time an Incentive Option is granted to him, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates [or, under Section 424(d) of the Code, is deemed to own stock possessing more than 10% of the total combined voting power of all such classes of stock by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Optionee, or by or for any corporation, partnership, estate or trust of which such Optionee is a stockholder, partner or beneficiary], the purchase price per share under such Incentive Option shall not be less than 110% of the Fair Market Value per share.

             (g) Transferability Limitation. Except as provided in Section (11), each Option Agreement shall specify that:

                 (1) No Option shall be transferable other than by will or the laws of descent and distribution. During the lifetime of the Optionee, an Option may be exercised only by such Optionee (or his or her legal representative); and

                 (2) No assignment or transfer of any Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right in the Option whatsoever, but immediately upon any attempt to assign or transfer the Option, the Option shall terminate and be of no force or effect.

             (h) Compliance with Securities Laws. Each Option Agreement shall specify that all Options granted thereby, and all shares of Common Stock issued upon exercise thereof, are subject to any provisions necessary to assure compliance with federal and state securities laws. If determined by the Committee, upon advice of counsel, to be necessary to assure such compliance, such provisions shall include an investment representation letter from the Optionee at the time an Option is exercised and legends restricting or conditioning transfer of the Common Stock acquired upon exercise of an Option. Each Option Agreement shall also specify that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the Option evidenced thereby, or the Common Stock covered thereby, upon any securities exchange, or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Common Stock thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

             (i) Commencement of Ownership Rights. Each Option Agreement shall specify that an Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Option unless and until the Option shall have been properly exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as the holder of record of such shares on the books of the Company. Thereupon, the Optionee shall have voting, dividend and other ownership rights with respect to such shares of Common Stock.

         (9) EXERCISE METHOD; PAYMENT OF PRICE; USE OF PROCEEDS.

             (a) Method. An Option may only be exercised by the Optionee delivering on any business day to the Committee, in care of the Company, a written notice, together with the appropriate payment specified in subsection
(b) immediately below, identifying such Option and specifying the number of shares of Common Stock with respect to which the Option is then being exercised (the "Notice").

             (b) Payment. Payment for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made in full at the time of exercise of the Option. Nothing herein shall be construed to prohibit the Company from making a loan to the Optionee for the purpose of financing, in whole or in part, the purchase of shares subject to an Option. Payment of the option exercise price for the number of shares specified in the Notice shall be made, in the method specified in the relevant Option Agreement, (1) in cash (whether or not such cash is lent by the Company to the Optionee for such purpose) or (2) by the surrender of shares of Common Stock [valued at their fair market value on the date on which the Option is exercised (such value to be determined in the same manner as Fair Market Value is determined under the Plan, except the date reference shall be the exercise date instead of the grant date)], or (3) by any combination of cash and such shares; provided, however, shares of Common Stock may not be surrendered to pay all or part of the option exercise price without the approval of the Committee if within the preceding six months the Optionee has either been granted an Option or has surrendered shares of Common Stock in connection with the exercise of an Option.

             (c) Allocation. Proceeds from the sale of Common Stock pursuant to the exercise of Options shall constitute general funds of the Company. Such proceeds shall be credited to the capital accounts of the Company in accordance with generally accepted accounting principles and the requirements of applicable law.

         (10) ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

             (a) Internal Recapitalizations. If the outstanding shares of Common Stock as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares or similar event not involving a reorganization, merger or consolidation with another entity, an appropriate and proportionate adjustment shall be made by the Committee in the number and kinds of shares subject to the Plan, and in the number, kinds and per share exercise price of shares subject to the Plan, and in the number, kinds and per share exercise price of shares subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share of Common Stock covered by the Option.

             (b) Reorganizations. Upon the effective date of a dissolution or liquidation of the Company, or upon the sale of substantially all of the property of the Company, or upon a reorganization, merger or consolidation involving the Company and another entity, each Optionee to whom an Option has been granted under this Plan shall be entitled during the period of time commencing with the public announcement of, as applicable, the adoption of implementing resolutions by the Board of Directors (in the event of such a dissolution, liquidation or sale) or the execution of the definitive agreement (in the event of such a reorganization, merger or consolidation) and ending five business days prior to the effective date of any such transaction:

                 (1) To exercise, in whole or in part, the Optionee's rights under any Option granted to him or her without regard to any restrictions on exercise in this Plan or in the applicable Option Agreement [other than such restrictions as may be required by Section (8)(h)] that would otherwise apply; or

                 (2) To surrender any such Option to the Company (along with the applicable consideration otherwise payable upon exercise of such Option) in exchange for receipt of such shares of stock or other securities as the Optionee would have received had the Optionee exercised the right to exercise any Option on account of any such transaction without regard to any restriction on exercise in this Plan or in the applicable Option Agreement [other than such restrictions as may be required by Section (8)(h)] that would otherwise apply.

Provided, however, to the extent that such exercise or surrender under (1) or
(2) immediately above is with respect to more shares of Common Stock than would otherwise be available for purchase through exercise of such Option by the Optionee at such time, such exercise or surrender shall be contingent upon the consummation of such transaction. Provided further, however, nothing in this Section (10)(b) shall extend the date on which any Option would otherwise expire.

             (c) No Fractional Shares. No fractional shares of Common Stock shall be issued on account of any event under this Section (10).

        (11) TERMINATION OF EMPLOYMENT.

             (a) Death. In the event of the death of an Optionee while in the employ of the Company or an Affiliate, any and all Options held by such Optionee at the time of death, whether or not exercisable at such time, may be exercised as provided in Section (9) by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance from such Optionee, within one year after the date of such death, but not later than the date on which the Option would otherwise expire; provided, however, Section
(8)(h) shall continue to apply.

             (b) Disability. If the employment by the Company or an Affiliate of an Optionee is terminated by reason of his or her disability, within the meaning contemplated by Section 422(c)(6) of the Code, any and all Options held by such Optionee may be exercised, whether or not exercisable at the time of such termination, within one year after such termination, but not later than the date on which such Options would otherwise expire; provided, however, Section (8)(h) shall continue to apply.

             (c) Termination for Other Reasons. If the employment of an Optionee by the Company or an Affiliate is terminated for any reason other than death or disability, Options held by such Optionee shall, to the extent not theretofore exercised, be canceled upon such termination and shall not thereafter be exercisable; provided, however, to the extent such Options are exercisable as of the date of such termination of employment, such Optionee shall be permitted to exercise such Options for a period of three months after the date of such termination; provided further, however, that an Optionee whose employment is terminated by retirement in accordance with the Company's normal retirement policies, as determined by the Committee, or whose employment is voluntarily or involuntarily terminated within six months after a change in control [as defined in Section (8)(e)] of the Company or of any Parent, shall be permitted to exercise any and all Options held by such Optionee, whether or not exercisable at the time of such termination, for a period of three months after the date of such termination, but not later than the date on which the Options would otherwise expire; provided further, however, Section (8)(h) shall continue to apply. The transfer of an Optionee from the employ of the Company to an Affiliate or vice versa, or from one Affiliate to another, shall not constitute a termination of employment for purposes of the Plan.

        (12) AMENDMENT OF PLAN.

             (a) Right to Amend. The Board of Directors at any time, and from time to time, may amend this Plan, subject to any required regulatory approval and to the limitation that, except as provided in Section (10), no amendment shall be effective unless approved by a vote of a majority of the Company's outstanding voting securities entitled to vote on the issue within 12 months before or after the date of such amendment's adoption, where such amendment will:

                 (1) materially increase the benefits accruing to participants under this Plan;

                 (2) materially increase the number of securities that may be issued under this Plan; or

                 (3) materially modify the requirements as to eligibility for participation in this Plan.

Notwithstanding the foregoing or Section (4)(c)(2), upon the occurrence of any of the events described in Section (10)(a), the Committee shall have the authority to amend this Plan to reflect the appropriate and proportionate adjustments referred to therein.

             (b) No Option Impaired. Except as provided in Section (10), rights and obligations under any Option granted before amendment of the Plan shall not be adversely affected or impaired by amendment of the Plan, except with the consent of the person to whom the Option was granted.

        (13) TERMINATION OR SUSPENSION OF PLAN.

             (a) Right to Terminate. The Board of Directors at any time may terminate or suspend this Plan, but such termination or suspension shall not affect any Option theretofore granted. No Option may be granted while this Plan is suspended or after it is terminated.

             (b) Final Termination Date. Unless sooner terminated, this Plan shall terminate on May 4, 2010.

             (c) No Option Impaired. Rights and obligations under any Option granted while this Plan is in effect shall not be adversely affected or impaired by suspension or termination of this Plan, except as provided in Section (10) or with the consent of the Optionee.

         (14) EXCULPATION AND INDEMNIFICATION. The Company shall indemnify and hold harmless the members of the Board of Directors and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under this Plan, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful conduct or criminal acts of such person.

         (15) MISCELLANEOUS PROVISIONS.

             (a) Nonexclusivity of Plan. Neither the adoption of this Plan by the Board of Directors, nor its submission to the stockholders of the Company for approval or any approval by them, shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan. Any such other arrangements may be either applicable generally or only in specific cases.

             (b) Tax Withholding. The employer (whether the Company or an Affiliate) of an Optionee shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld from the compensation of an Optionee with respect to the grant, exercise or surrender of any Option or portion thereof, or the sale of stock acquired upon the exercise of an Incentive Option, in order to meet applicable legal requirements and/or in order for the employer to obtain a tax deduction available to the employer as a consequence of such a grant to such Optionee, or such an exercise, surrender or sale by such Optionee. In the event the Company determines that insufficient amounts are or will become readily available in a timely manner for withholding hereunder, the Company may require, as a condition to any action by the Company, the Optionee to deposit with the Company sufficient funds to cover the withholding obligation.

             (c) Continuation of Employment. Nothing contained in this Plan or in any Option Agreement shall in and of itself obligate the Company or any Affiliate to continue to employ, for any period, an Optionee.

             (d) Governing Law. Except as preempted by federal law, this Plan shall be governed by, and construed and enforced in accordance with the laws of the State of Florida, including its deference as to certain matters to the applicable laws of Delaware as the Company's state of incorporation. To the extent preempted by federal law, this Plan shall be governed thereby and construed in accordance therewith.

             (e) Interpretation. The descriptive headings of sections and subsections, and any cover page and table of contents, are inserted for convenience only and are not a part of this Plan. Unless otherwise qualified, references in this Plan to "Section", "section", "subsection" and similar references are to provisions of this Plan and a reference thereto includes any subparts. As used herein, the singular includes the plural, the plural includes the singular, and words in one gender include the others. As used herein, the terms "herein" and "hereof" refer to the whole of this Plan, and "include", "including" and similar terms are not words of limitation. In the event any date specified herein or pursuant hereto for action by an Optionee or the Company shall be on a Saturday, Sunday or nationally declared holiday, then the date so specified shall be deemed to be the next business day following such date and accomplishment of such event by or on that day shall be deemed to be compliance with the terms of this Plan.

                               LIFE SCIENCES, INC.
           This Proxy is Solicited on Behalf of the Board of Directors

   The undersigned, revoking all prior proxies, hereby appoints Simon Srybnik and Alex A. Burns, and either of them, with full power of substitution, the proxies of the undersigned to vote all shares of the Common Stock of Life Sciences, Inc. ("LSI") that the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of LSI to be held as described in the accompanying Notice of 2000 Annual Meeting of Stockholders and Proxy Statement for the meeting (collectively, the "Proxy Statement"), and at any adjournment thereof, on the matters described in the Proxy Statement in accordance with the instructions on the reverse side of this proxy.

        CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.

                      PLEASE DATE, SIGN AND MAIL YOUR PROXY
                         CARD BACK AS SOON AS POSSIBLE!



                         ANNUAL MEETING OF STOCKHOLDERS
                               Life Sciences, Inc.

                                  JUNE 6, 2000



                 Please Detach and Mail in the Envelope Provided

A [ ] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

                   FOR all nominees          WITHHOLD AUTHORITY
                   listed at right           to vote for all nominees
                   (except as marked         listed at right
1. ELECTION        to the contrary below)
OF DIRECTORS.             [ ]                      [ ]

NOMINEES:          2. APPROVAL OF THE 2000        FOR  AGAINST   ABSTAIN
Simon Srybnik      EMPLOYEE STOCK OPTION PLAN     [ ]    [ ]       [ ]
Norman J. Marcus
Alex A. Burns      3. APPOINTMENT OF              FOR  AGAINST   ABSTAIN
                   INDEPENDENT ACCOUNTANTS        [ ]    [ ]       [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)


----------------------------------------------------------------

                    4. The proxyholders are authorized to vote in their
                       discretion on business as may properly come before the meeting.

                    THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S) WHEN PROPERLY EXECUTED AND RETURNED ON A TIMELY BASIS. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Signature(s)                                 Date         , 2000
            --------------------------------      --------
Signature(s)                                 Date         , 2000
            --------------------------------      --------

Note: Please sign exactly as your name appears. All joint owners should sign. Custodians, guardians, executors, administrators, trustees, attorneys, partners and corporate officers signing should give full title as such.